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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported) June 23, 2006 (June 22, 2006)

                        SERVICE CORPORATION INTERNATIONAL
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             (Exact name of registrant as specified in its charter)

            Texas                       1-6402-1              74-1488375
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  (State or other jurisdiction        (Commission          (I.R.S. Employer
       of incorporation)              File Number)        Identification No.)

          1929 Allen Parkway Houston, Texas                      77019
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       (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (713) 522-5141


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 8.01  OTHER EVENTS

On June 22, 2006, Service Corporation International issued a press release announcing that it has, together with Alderwoods Group, Inc., entered into a timing agreement with the staff of the Federal Trade Commission in connection with the proposed merger of Alderwoods with a subsidiary of Service Corporation International. The full text of the press release is furnished herewith as
Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

           (d) Attached hereto as Exhibit 99.1 is a copy of Service Corporation International's press release.

               99.1 Press Release, dated June 22, 2006 (furnished herewith)

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 23, 2006                                  Service Corporation International


                                               By:  /s/ Eric D. Tanzberger
                                                    ----------------------------
                                                    Eric D. Tanzberger
                                                    Senior Vice President and
                                                    Corporate Controller